UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting on January 27, 2022.

(b) Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal No. 1: The stockholders voted for the election of the following directors to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are elected and qualified (or any such director’s earlier death, resignation or removal):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Janice M. Babiak	621,899,714	11,435,874	1,277,321	103,304,987
David J. Brailer	616,442,877	16,785,805	1,384,227	103,304,987
Rosalind G. Brewer	621,063,099	12,433,121	1,116,689	103,304,987
William C. Foote	596,718,126	33,749,853	4,144,930	103,304,987
Ginger L. Graham	498,263,949	135,201,291	1,147,669	103,304,987
Valerie B. Jarrett	469,837,545	163,407,147	1,368,217	103,304,987
John A. Lederer	498,348,570	135,004,265	1,260,074	103,304,987
Dominic P. Murphy	624,544,132	8,691,876	1,376,901	103,304,987
Stefano Pessina	608,136,128	24,506,342	1,970,439	103,304,987
Nancy M. Schlichting	479,438,661	153,871,356	1,302,892	103,304,987

Proposal No. 2: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the proxy statement for the Annual Meeting, was approved. There were 390,156,161 votes for, 240,018,027 votes against, and 4,438,721 abstentions. There were 103,304,987 broker non-votes on this proposal.

Proposal No. 3: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was approved. There were 718,245,841 votes for, 17,812,966 votes against, and 1,859,089 abstentions.

Proposal No. 4: The stockholder proposal requesting conversion to a public benefit corporation was not approved. There were 15,743,995 votes for, 613,569,221 votes against, and 5,299,693 abstentions. There were 103,304,987 broker non-votes on this proposal.

Proposal No. 5: The stockholder proposal to reduce the ownership threshold for calling special meetings of stockholders was not approved. There were 194,180,776 votes for, 437,912,200 votes against, and 2,519,933 abstentions. There were 103,304,987 broker non-votes on this proposal.

Proposal No. 6: The stockholder proposal requesting a report on public health costs due to tobacco product sales and the impact on overall market returns was not approved. There were 71,462,234 votes for, 554,285,544 votes against, and 8,865,131 abstentions. There were 103,304,987 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 28, 2022	By:	/s/ Joseph B. Amsbary Jr.
	Title:	Vice President, Corporate Secretary